SUPPLEMENT TO THE
FIDELITY FIFTYSM
AUGUST 24, 1999
PROSPECTUS

   On January 20, 2000, the fund's Board of Trustees authorized a waiver of the fund's 3.00% sales charge through December 31, 2000 and authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares held less than 30 days that are redeemed after April 28, 2000.

   The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

   The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is waived through December 31, 2000.

   The following information replaces similar information found in the "Fee Table" section on page 4.

   SHAREHOLDER FEES     (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)   3.00%A
on purchases (waived through
December 31, 2000) (as a %
of offering price)

Sales charge (load) on        None
reinvested distributions

Deferred sales charge (load)  None
on redemptions

Redemption fee  on shares     0.75%
held less than 30 days that
are redeemed after April 28,
2000 (as a % of amount
redeemed)

Annual account maintenance    $12.00
fee  (for accounts under
$2,500)

   A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER
$250,000.

   The following information replaces the first two paragraphs under the heading "Selling Shares" found in the "Buying and Selling Selling Shares" section on page 12.

   The price to sell one share of the fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

   The fund will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

   If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

   The following information replaces similar information found in the "Account Features and Policies" section beginning on page 18.

   If your     ACCOUNT BALANCE    falls below $2,000 (except accounts
not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

The following information replaces similar information found in the "Fund Management" section on page 20.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 20.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

The following information replaces similar information found in the "Fund Management" section on page 21.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

   The following information replaces similar information found in the "Fund Distribution" section beginning on page 21.

   The fund's sales charge (which is currently waived through December 31, 2000) may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

SUPPLEMENT TO THE
FIDELITY FIFTYSM
AUGUST 24, 1999

STATEMENT OF ADDITIONAL INFORMATION

   ON JANUARY 20, 2000, THE FUND'S BOARD OF TRUSTEES AUTHORIZED A WAIVER OF THE FUND'S 3.00% SALES CHARGE THROUGH DECEMBER 31, 2000 AND AUTHORIZED THE ADOPTION OF A REDEMPTION FEE OF 0.75% OF THE AMOUNT REDEEMED ON SHARES HELD LESS THAN 30 DAYS THAT ARE REDEEMED AFTER APRIL 28, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 13.

   In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of the fund's maximum sales charge, the effect of the fund's short-term trading fee, or the effect of the fund's small account fee. Excluding the fund's sales charge, short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOLLOWING THE HEADING "HISTORICAL FUND RESULTS" FOUND IN THE "PERFORMANCE"
SECTION ON PAGE 14.

       HISTORICAL FUND RESULTS.    The following table shows the
fund's return for the fiscal period ended June 30, 1999. The fund has a maximum front-end sales charge of 3.00% (currently waived through December 31, 2000) which is included in the average annual and cumulative returns.

   Returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days that are redeemed after April 28, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 14.

   Explanatory Notes: With an initial investment of $10,000 in the fund on September 17, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,892. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $310 for dividends and $4,695 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days that are redeemed after April 28, 2000.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 17.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   ROBERT A. DWIGHT (41 ),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended June 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE


Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Fidelity FiftyB              Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 78                         $ 223,500

Phyllis Burke Davis          $ 73                         $ 220,500

Robert M. Gates              $ 78                         $ 223,500

E. Bradley Jones****         $ 78                         $ 222,000

Donald J. Kirk               $ 79                         $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 78                         $ 223,500

Gerald C. McDonough          $ 96                         $ 273,500

Marvin L. Mann               $ 78                         $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 76                         $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE 20.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investment Japan Ltd.
(FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOR THE FUND ON PAGE 22.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%           $ 1 billion       .5200%

 3 - 6                .4900             50               .3823

 6 - 9                .4600             100              .3512

 9 - 12               .4300             150              .3371

 12 - 15              .4000             200              .3284

 15 - 18              .3850              250             .3219

 18 - 21              .3700             300              .3163

 21 - 24              .3600             350              .3113

 24 - 30              .3500             400              .3067

 30 - 36              .3450             450              .3024

 36 - 42              .3400             500              .2982

 42 - 48              .3350             550              .2942

 48 - 66              .3250             600              .2904

 66 - 84              .3200             650              .2870

 84 - 102             .3150             700              .2838

 102 - 138            .3100             750              .2809

 138 - 174            .3050             800              .2782

 174 - 210            .3000              850             .2756

 210 - 246            .2950              900             .2732

 246 - 282            .2900              950             .2710

 282 - 318            .2850             1,000            .2689

 318 - 354            .2800             1,050            .2669

 354 - 390            .2750             1,100            .2649

 390 - 426            .2700             1,150            .2631

 426 - 462            .2650             1,200            .2614

 462 - 498            .2600             1,250            .2597

 498 - 534            .2550             1,300            .2581

 534 - 587            .2500             1,350            .2566

 587 - 646            .2463             1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

over    1,260         .2167


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 23.

SUB-ADVISERS. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and, FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 23.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 23.

For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.